UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
SEMI-ANNUAL REPORT
JUNE 30, 2021

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of June 30, 2021, and are based on net assets.

Top Ten Industries (1)
Software	17.9%
Healthcare & Pharmaceuticals	13.8%
Consumer Services	10.3%
Banking, Finance, Insurance & Real Estate	9.3%
Aerospace & Defense	6.9%
High Tech Industries	5.8%
Beverage, Food & Tobacco	5.8%
Hotel, Gaming & Leisure	5.2%
Energy: Oil & Gas	4.7%
Containers, Packaging & Glass	4.6%
(1) Although not an industry, Collateralized Loan Obligations are 22.6% of net assets.

Top Ten Holdings
Infront Luxembourg Finance S.a.r.l., Term Loan, Tranche B	4.8%
CP Developer S.a.r.l., Term Loan	2.7%
Appriss Health, LLC, Term Loan	2.6%
Digital Intelligence Systems, LLC, Term Loan	2.2%
Maverick Acquisition, Inc., Initial Term Loan	2.1%
Tank Holding Corporation, Term Loan	2.0%
Team KGK, LLC, Term Loan	2.0%
Sovos Brands Intermediate, Inc., Term Loan	1.8%
Greenhouse Software, Inc., Term Loan	1.5%
AAdvantage Loyalty IP Ltd., Term Loan	1.5%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2021

Investments—Corporate Loans (96.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (77.2%)
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4)	Aerospace & Defense	LIBOR + 475	5.50%	4/20/2028	$7,000,000	$7,036,385	$7,292,250
Access CIG, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 375	3.75%	2/27/2025	1,989,725	1,989,725	1,974,802
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	2,940,565	2,865,098	2,982,282
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	6.75%	12/17/2026	82,093	73,077	87,117
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	(2) (3) (4)	Consumer Services	LIBOR + 400	4.50%	6/16/2028	416,667	414,583	417,450
AI Aqua Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	LIBOR + 400	4.50%	6/16/2028	3,333,333	3,316,667	3,339,600
Allied Universal Holdco, LLC	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 425	4.35%	7/10/2026	250,000	251,250	250,625
Allied Universal Holdco, LLC	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.25%	5/12/2028	1,300,000	1,293,553	1,303,250
American Physician Partners, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	12/21/2021	2,197,860	2,192,374	2,179,892
American Physician Partners, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	12/21/2021	414,810	413,776	411,419
American Physician Partners, LLC	Revolver	(2) (3) (4) (5) (6) (7)	Healthcare & Pharmaceuticals	LIBOR + 675, 1.50% PIK	9.25%	12/21/2021	146,253	145,790	144,720
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	2,949,605	2,859,240	2,872,433
AppLovin Corporation	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 350	3.50%	8/15/2025	1,989,796	1,989,796	1,986,194
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 725	8.25%	5/6/2027	13,333,333	13,054,626	13,048,888
Apptio, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 725	8.25%	1/10/2025	2,665,555	2,629,434	2,685,546
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6)	Software	LIBOR + 725	8.25%	1/10/2025	71,006	71,006	72,337
Aqgen Island Holdings, Inc.	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 350	4.00%	5/19/2028	3,000,000	2,985,000	2,990,640
ASP Navigate Acquisition Corporation	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 450	5.50%	10/6/2027	995,000	981,328	996,244
Athenahealth, Inc.	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	4.41%	2/11/2026	2,992,500	2,992,500	2,999,981
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	5.25%	3/18/2024	1,488,355	1,469,369	1,487,983
Aveanna Healthcare, LLC	Incremental Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 625	7.25%	3/18/2024	454,459	447,184	457,868
Aveanna Healthcare, LLC	Delayed Draw Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	6/30/2028	943,396	942,217	939,858
Aveanna Healthcare, LLC	Term Loan, Tranche B	(3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 375	4.25%	6/30/2028	4,056,604	4,051,533	4,041,392
Avenu Holdings, LLC	Term Loan	(2) (3) (4) (5)	Sovereign & Public Finance	LIBOR + 525	6.25%	9/28/2024	3,807,767	3,776,605	3,807,767
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11)	Retail	LIBOR + 733	8.33%	8/7/2024	1,646,500	1,619,993	1,565,492
BidFair MergerRight, Inc.	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	LIBOR + 475	5.50%	1/15/2027	498,750	498,750	501,034
Blackboard, Inc.	Term Loan, Tranche B5	(2) (3) (4)	Software	LIBOR + 600	7.00%	6/30/2024	1,982,349	1,939,025	1,987,305
Bluecat Networks (USA), Inc.	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	7.25%	10/30/2026	3,211,009	3,151,621	3,250,183

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Corporate Loans (96.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Bright Bidco B.V.	Term Loan, Tranche B	(4)	Retail	LIBOR + 350	4.50%	6/30/2024	$1,984,517	$1,197,479	$1,656,913
C&D Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 575	5.85%	12/20/2025	2,984,694	2,984,694	2,947,385
Cano Health, LLC	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 475	5.50%	11/23/2027	514,797	509,965	515,013
Cano Health, LLC	Delayed Draw Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 475	5.50%	11/23/2027	260,165	257,738	260,274
Chemical Computing Group	Term Loan, Tranche A	(2) (3) (4) (5) (6)	Software	LIBOR + 500	6.00%	8/30/2024	2,167,801	2,152,171	2,147,073
Chudy Group, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	6/30/2027	3,310,345	3,250,349	3,250,349
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.75%	12/29/2027	1,992,494	1,992,714	1,997,475
CoreLogic, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 350	4.00%	6/2/2028	4,200,000	4,179,000	4,185,300
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (7)	Hotel, Gaming & Leisure	EURIBOR + 800, 2.00% PIK	10.00%	5/22/2026	€13,365,277	13,917,367	13,543,782
Da Vinci Purchaser Corporation	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	5.00%	1/8/2027	2,979,950	2,987,395	2,987,400
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 625	7.00%	3/12/2027	3,312,082	3,252,859	3,310,843
Designer Brands Canada, Inc.	Canadian Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 850	9.75%	8/7/2025	218,776	214,100	215,057
Designer Brands, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 850	9.75%	8/7/2025	1,968,986	1,926,903	1,935,513
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.50%	3/31/2028	1,157,576	1,151,950	1,160,956
DG Investment Intermediate Holdings 2, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	4.50%	3/31/2028	184,242	184,242	184,950
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,965,000	11,062,985	11,026,904
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	1,439,856	1,399,752	1,472,684
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	1,691,511	1,675,681	1,690,834
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5)	Software	LIBOR + 625	7.25%	8/4/2025	2,294,250	2,271,914	2,293,332
DTI Holdco, Inc.	Term Loan, Tranche B1	(2) (3) (4)	High Tech Industries	LIBOR + 475	5.75%	9/30/2023	3,845,253	3,849,591	3,713,554
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4)	Utilities	LIBOR + 350	4.50%	10/1/2027	968,285	963,873	966,551
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 500	5.10%	7/23/2026	3,000,000	2,868,750	2,852,910
Epicor Software Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.00%	7/30/2027	992,500	974,825	990,972
EPS NASS Parent, Inc.	Term Loan	(2) (3) (4) (5) (6)	Utilities	LIBOR + 575	6.75%	4/19/2028	847,458	827,937	831,357
eResearchTechnology, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 450	5.50%	2/4/2027	1,994,962	1,994,962	2,002,763
Evergreen Services Group, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	1,374,061	1,367,865	1,367,328
Evergreen Services Group, LLC	Delayed Draw Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	159,823	159,045	159,040
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	4.25%	3/31/2028	2,520,000	2,516,361	2,520,000
Gainwell Acquisition Corporation	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	2,488,747	2,471,492	2,494,347
Grab Holdings, Inc.	Term Loan, Tranche B	(4)	Software	LIBOR + 450	5.50%	1/29/2026	1,995,000	1,939,383	2,023,269
Granite Holdings US Acquisition Company	Term Loan, Tranche B	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 400	4.15%	9/30/2026	2,477,887	2,342,628	2,484,081

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Corporate Loans (96.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.50%	3/1/2027	$7,598,039	$7,418,980	$7,490,540
Hampton Rubber Company	Term Loan	(4) (5) (6) (7)	Capital Goods	LIBOR + 650, 1.75% PIK	9.25%	1/9/2026	6,062,335	5,932,887	6,062,335
Hawkeye AcquisitionCo, LLC	Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 675	7.75%	3/1/2027	364,832	333,259	342,949
Hawkeye AcquisitionCo, LLC	Second Amendment Incremental Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 675	7.75%	11/19/2026	2,031,366	1,992,664	2,004,755
Helios Buyer, Inc.	Revolver	(4) (5) (6)	Consumer Services	LIBOR + 550	6.50%	12/15/2026	385,478	372,091	392,683
Helios Buyer, Inc.	Delayed Draw Term Loan	(4) (5)	Consumer Services	LIBOR + 550	6.50%	12/15/2026	2,336,229	2,293,601	2,359,288
Helios Buyer, Inc.	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 550	6.50%	12/15/2026	4,285,885	4,206,539	4,328,187
Helios Software Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 375	3.87%	3/11/2028	2,485,714	2,479,740	2,484,944
Hercules Borrower, LLC	Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 650	7.50%	12/14/2026	6,181,869	6,022,135	6,261,239
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.50%	11/25/2026	3,891,980	3,823,580	3,951,863
Highline Aftermarket Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 450	5.25%	11/9/2027	997,500	972,215	999,575
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	3,003,755	2,969,861	3,026,283
iCIMS, Inc.	Revolver	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	187,735	185,674	189,143
iCIMS, Inc.	Term Loan, Tranche B	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	75,928	74,953	76,498
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	706,598	694,504	711,897
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	2/16/2028	1,354,167	1,350,930	1,357,552
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2025	46,327	35,276	45,102
Individual FoodService Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Wholesale	LIBOR + 625	7.25%	11/22/2025	6,510,981	6,362,288	6,494,704
Individual FoodService Holdings, LLC	Revolver	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2024	36,756	27,713	35,722
Infinite Bidco, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 375	4.25%	3/2/2028	1,560,000	1,556,238	1,558,050
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5)	Consumer Services	EURIBOR + 900	9.00%	5/28/2027	€20,800,000	24,609,932	23,923,695
Integrity Marketing Acquisition, LLC	Fourth Amendment Delayed Draw Term Loan	(4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	8/27/2025	2,496,289	2,406,382	2,555,627
Internap Corporation	Term Loan	(2) (3) (4) (5) (7)	High Tech Industries	LIBOR + 100, 5.50% PIK	7.50%	5/8/2025	1,125,005	673,599	562,503
Intrado Corporation	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 400	5.00%	10/10/2024	1,787,060	1,714,061	1,746,977
ION Trading Finance Ltd.	Term Loan	(2) (3) (4)	Software	LIBOR + 475	4.92%	4/1/2028	3,250,000	3,244,530	3,259,880
iQOR US, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	8.50%	11/19/2024	717,104	679,274	727,860
iQOR US, Inc.	Term Loan	(2) (3) (4) (5) (7)	Business Services	LIBOR + 750, 5.00% PIK	13.50%	11/19/2025	1,671,971	1,671,971	1,664,948
LBM Acquisition, LLC	Term Loan, Tranche B2	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.50%	12/17/2027	1,333,333	1,320,000	1,321,667

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Corporate Loans (96.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
LBM Acquisition, LLC	Delayed Draw Term Loan, Tranche B2	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	4.50%	12/17/2027	$666,667	$660,000	$660,833
Lealand Finance Company B.V.	Term Loan	(2) (3) (4) (5)	Capital Goods	LIBOR + 300	3.10%	6/28/2024	31,174	31,174	18,705
Liberty Tire Recycling Holdco, LLC	Term Loan	(2) (3) (4)	Automotive	LIBOR + 450	5.50%	5/5/2028	4,000,000	3,960,582	3,965,000
LVF Holdings, Inc.	Revolver	(4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	35,023	17,674	17,512
LVF Holdings, Inc.	Initial Term Loan	(2) (3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.25%	6/10/2027	6,111,454	5,846,509	5,844,231
Mailgun Technologies, Inc.	Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 500	6.00%	3/26/2025	1,126,559	1,110,382	1,123,533
Mailgun Technologies, Inc.	Incremental Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 500	6.00%	3/26/2025	46,175	45,501	46,065
Mailgun Technologies, Inc.	First Amendment Incremental Term Loan	(3) (4) (5)	Software	LIBOR + 500	6.00%	3/26/2025	3,392,258	3,325,604	3,384,117
Maravai Intermediate Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	5.25%	10/19/2027	1,823,333	1,806,577	1,830,171
Mattress Firm, Inc.	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 525	6.25%	11/26/2027	950,000	927,793	962,473
Maverick Acquisition, Inc.	Initial Term Loan	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 600	7.00%	6/1/2027	10,767,505	10,478,646	10,475,244
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 400	4.75%	5/4/2028	3,500,000	3,482,763	3,508,750
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 500	5.75%	5/3/2028	3,850,000	3,811,500	3,846,150
MI Windows and Doors, LLC	Term Loan	(2) (3) (4)	Consumer Services	LIBOR + 375	4.50%	12/18/2027	995,000	990,323	995,627
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 525	6.25%	6/21/2027	2,500,000	2,455,741	2,667,900
MLN US HoldCo, LLC	Term Loan	(2) (3) (4)	Software	LIBOR + 450	4.50%	11/30/2025	2,007,500	1,831,731	1,833,610
Moneygram International, Inc.	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 600	7.00%	6/30/2023	245,000	240,803	247,100
National Technical Systems, Inc.	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 550	6.50%	6/12/2023	2,065,643	2,048,645	2,073,256
Navicure, Inc.	Incremental Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/22/2026	992,475	990,260	993,249
Navitas Midstream Midland Basin, LLC	Term Loan	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 450	5.50%	12/13/2024	994,845	988,307	997,332
NES Global Talent Finance US, LLC	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	5/11/2023	1,187,305	1,185,815	1,145,215
Netsmart Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	997,500	992,953	999,635
OneDigital Borrower, LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 450	5.25%	11/16/2027	125,000	125,000	125,456
OneDigital Borrower, LLC	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 450	5.25%	11/16/2027	841,328	821,803	843,785
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	11/30/2027	997,500	992,907	997,999
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.00%	1/7/2028	2,500,000	2,482,170	2,500,525
Peraton Corporation	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	2/1/2028	1,995,000	1,985,182	1,999,150

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Corporate Loans (96.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	6/2/2028	$3,750,000	$3,731,345	$3,758,925
Pound Bidco, Inc.	Term Loan	(2) (3) (4) (5) (6)	Software	LIBOR + 650	7.50%	2/1/2026	5,481,728	5,359,086	5,582,142
Press Ganey Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	4.50%	7/24/2026	744,276	745,206	745,206
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	11/3/2025	2,497,409	2,494,229	2,493,039
RealPage, Inc	Term Loan	(2) (3) (4)	Software	LIBOR + 325	3.75%	4/24/2028	5,167,000	5,154,363	5,148,916
Redwood Services Group, LLC	Term Loan	(4) (5) (6)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	—	(53,050)	(28,483)
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.75%	5/22/2025	1,540,571	1,519,779	1,540,571
RS Ivy Holdco, Inc.	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	12/23/2027	995,000	980,904	995,000
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	1.00%	11/20/2025	4,190,850	4,136,210	3,628,438
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	1.00%	11/20/2023	317,656	311,010	226,509
Skopima Merger Sub Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.50%	5/12/2028	2,500,000	2,475,375	2,495,325
SkyMiles IP Ltd.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.75%	10/20/2027	1,000,000	990,849	1,055,690
Sophia, L.P.	Term Loan	(2) (3) (4)	Software	LIBOR + 375	4.50%	10/7/2027	995,000	988,197	995,209
Southern Graphics, Inc.	Term Loan, Tranche B	(4) (5) (11)	Media: Advertising, Printing & Publishing	LIBOR + 821	9.21%	10/23/2023	1,423,000	1,399,301	1,395,678
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5) (6)	Automotive	LIBOR + 700	8.00%	1/22/2027	6,722,445	6,570,775	6,736,827
Team KGK, LLC	Term Loan	(5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,924,242	9,827,073	9,825,000
Teneo Holdings, LLC	Term Loan	(2) (3) (4)	Business Services	LIBOR + 525	6.25%	7/11/2025	1,258,238	1,229,950	1,243,553
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 625, 2.50% PIK	9.50%	6/30/2024	£843,657	1,045,884	1,306,023
The Leaders Romans Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 625, 2.50% PIK	9.50%	6/30/2024	£4,382,117	5,412,344	6,046,629
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(3) (4) (5) (6) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 625, 2.50% PIK	9.50%	6/30/2024	£380,044	506,746	654,263
The Ultimate Software Group, Inc.	Term Loan, Tranche B	(3) (4)	Software	LIBOR + 375	3.85%	5/4/2026	2,493,655	2,499,889	2,493,904
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.00%	5/4/2026	1,985,025	1,957,490	1,986,176
TLBFP, LLC	Term Loan	(5) (6) (7)	Business Services	14.00% PIK	14.00%	10/2/2025	6,352,316	6,301,409	6,296,491
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4)	Beverage, Food & Tobacco	LIBOR + 350	4.00%	3/31/2028	3,400,000	3,383,499	3,395,274
Truck Hero, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 375	4.50%	1/31/2028	1,995,000	1,995,000	1,994,003
Trump Card, LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Transportation: Cargo	LIBOR + 550	6.50%	4/21/2022	4,382,706	4,358,609	4,348,959
Trump Card, LLC	Revolver	(2) (3) (4) (5) (6)	Transportation: Cargo	LIBOR + 550	6.50%	4/21/2022	11,914	11,709	11,180
Tutor Perini Corporation	Term Loan, Tranche B	(2) (3) (4)	Capital Goods	LIBOR + 475	5.75%	8/18/2027	992,500	974,606	1,002,425
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	4/21/2028	1,995,000	1,985,206	2,019,379
Verifone Systems, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 400	4.00%	8/20/2025	3,000,000	2,977,500	2,945,640
Vertical U.S. Newco, Inc.	Term Loan, Tranche B	(3) (4)	Capital Equipment	LIBOR + 425	4.25%	7/30/2027	1,000,000	1,000,000	1,004,200

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Corporate Loans (96.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Vision Solutions, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 425	5.00%	4/24/2028	$2,550,000	$2,537,492	$2,544,900
Wheel Pros, LLC	Term Loan	(2) (3) (4)	Automotive	LIBOR + 450	5.25%	5/11/2028	3,399,000	3,365,501	3,407,498
Whitewater Whistler Holdco	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	3/21/2027	2,500,000	2,476,980	2,506,250
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 625	7.25%	9/21/2027	1,987,430	1,978,478	1,990,908
YLG Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 600	7.00%	11/1/2025	1,200,875	1,169,373	1,209,881
YLG Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	11/1/2025	420,750	400,348	426,664
Zebra Buyer, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	3.75%	4/21/2028	3,500,000	3,482,500	3,508,750
Zelis Healthcare Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 350	3.59%	9/30/2026	1,983,741	1,986,054	1,976,797
First Lien Debt Total (Cost of $383,025,916)									$386,215,589

Second Lien Debt (18.6%)
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 750	7.50%	2/1/2027	$1,712,000	$1,688,140	$1,574,698
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Software	LIBOR + 750	8.00%	3/3/2029	5,538,462	5,401,803	5,400,000
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	8.50%	6/30/2026	€1,876,305	2,101,235	2,235,953
Brave Parent Holdings, Inc.	Term Loan	(4) (5)	Software	LIBOR + 750	7.50%	4/17/2026	3,639,355	3,581,937	3,639,355
Comet Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 750	7.50%	10/26/2026	384,615	383,952	384,614
Drilling Info Holdings, Inc.	Incremental Term Loan	(4) (5)	Energy: Oil & Gas	LIBOR + 825	8.25%	7/30/2026	4,200,000	4,091,268	4,242,000
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Capital Equipment	LIBOR + 650	7.25%	5/21/2029	1,500,000	1,492,572	1,515,000
ERY North Tower OB Deck Member, LLC	Term Loan	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 1050	12.50%	1/14/2023	5,326,579	5,326,579	5,006,985
Fastlane Parent Company, Inc.	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 800	8.00%	12/21/2026	2,500,000	2,408,282	2,393,750
Gruden Acquisition, Inc.	Term Loan, Tranche B	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 850	9.50%	8/18/2023	5,000,000	5,000,000	4,975,000
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 800	8.10%	6/18/2027	3,100,000	3,064,026	2,698,550
MLN US HoldCo, LLC	Term Loan	(4)	Telecommunications	LIBOR + 875	8.84%	11/30/2026	5,000,000	2,858,276	2,841,250
Moneygram International, Inc.	Term Loan	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	8.00%, 5.00% PIK	13.00%	6/11/2024	3,155,465	3,003,176	3,187,020
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 725	8.00%	3/2/2029	5,000,000	4,951,434	5,062,500
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (7)	Automotive	LIBOR + 625, 2.00% PIK	9.25%	10/28/2028	3,416,824	3,321,410	3,396,324
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5)	Software	LIBOR + 775	8.50%	2/1/2029	4,600,000	4,531,718	4,558,600
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(3) (4) (5)	Hotel, Gaming & Leisure	GBP LIBOR + 1000	10.00%	3/15/2022	£4,233,195	5,598,215	5,855,779
Quickbase, Inc.	Term Loan	(4) (5)	Software	LIBOR + 800	8.00%	4/2/2027	1,200,000	1,182,085	1,200,000
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.75%	5/22/2025	1,489,102	1,463,141	1,489,102
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 750	7.50%	5/18/2026	2,000,000	1,853,227	1,980,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Corporate Loans (96.4%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Sovos Brands Intermediate, Inc.	Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 800	8.75%	6/8/2029	$9,230,000	$9,046,418	$9,045,400
Tank Holding Corporation	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	LIBOR + 825	8.35%	3/26/2027	9,793,548	9,639,554	9,888,545
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 850	9.25%	11/2/2028	2,000,000	1,962,210	2,016,800
Ultimate Baked Goods Midco, LLC	Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 800	9.00%	8/9/2026	3,333,333	3,288,057	3,279,333
WP CPP Holdings, LLC	Term Loan, Tranche B2	(2) (3) (4)	Aerospace & Defense	LIBOR + 775	8.75%	4/30/2026	3,000,000	2,980,122	2,912,490
Zippy Shell Incorporated	Term Loan	(5) (6)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,323,063	2,347,500
Second Lien Debt Total (Cost of $92,541,900)									$93,126,548

Unsecured (0.6%)
Queensgate Gem UK Midco Ltd.	Term Loan	(3) (5) (7)	Hotel, Gaming & Leisure	13.75% PIK	13.75%	3/15/2022	£2,199,394	$2,914,341	$3,042,422
Unsecured Total (Cost of $2,914,341)									$3,042,422
Corporate Loans Total (Cost of $478,482,157)									$482,384,559

Investments—Collateralized Loan Obligations (22.6%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AGL CLO 1 Ltd.	Series 2020-9A, Class E	(2) (4) (5) (8)	LIBOR + 726	7.45%	1/20/2034	$1,000,000	$980,957	$1,005,429
AIG CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (8)	LIBOR + 660	6.78%	4/22/2034	3,000,000	3,000,000	2,973,732
American Money Management Corporation CLO Ltd.	Series 2014-14A, Class B2L1	(2) (4) (5) (8)	LIBOR + 735	7.53%	7/25/2029	1,500,000	1,427,608	1,494,094
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(2) (4) (5) (8)	LIBOR + 670	6.90%	4/15/2034	2,400,000	2,353,678	2,369,542
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(2) (4) (5) (8)	LIBOR + 646	6.66%	4/15/2034	4,000,000	3,961,626	4,001,408
Apex Credit CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (8)	LIBOR + 710	7.29%	4/18/2032	4,500,000	4,436,315	4,185,000
Apidos CLO XVIII Ltd.	Series 2018-18A, Class E	(2) (4) (5) (8)	LIBOR + 570	5.88%	10/22/2030	4,100,000	3,931,466	3,885,673
Babson CLO Ltd.	Series 2017-1A, Class F	(2) (4) (5) (8)	LIBOR + 745	7.64%	7/18/2029	2,500,000	2,462,657	2,374,962
Bain Capital Credit CLO Ltd.	Series 2019-4A, Class E	(2) (4) (5) (8)	LIBOR + 748	7.65%	1/23/2033	2,000,000	1,858,106	2,005,110
Bain Capital Credit CLO Ltd.	Series 2019-3A, Class E	(2) (4) (5) (8)	LIBOR + 715	7.34%	10/21/2032	3,000,000	2,990,479	3,006,126
Battalion CLO XI Ltd.	Series 2017-11A, Class ER	(2) (4) (5) (8)	LIBOR + 685	7.03%	4/24/2034	3,000,000	2,970,755	2,993,475
Benefit Street Partners CLO Ltd.	Series 2015-VIA, Class DR	(2) (4) (5) (8)	LIBOR + 652	6.71%	10/18/2029	2,250,000	2,222,878	2,137,534
Benefit Street Partners CLO Ltd.	Series 2014-IVA, Class DRR	(2) (4) (5) (8)	LIBOR + 720	7.39%	1/20/2032	2,500,000	2,476,105	2,488,080
Benefit Street Partners CLO Ltd.	Series 2016-10A, Class DRR	(2) (4) (5) (8)	LIBOR + 675	6.94%	4/20/2034	3,500,000	3,432,338	3,453,030
BlueMountain CLO Ltd.	Series 2019-24A, Class ER	(2) (4) (5) (8)	LIBOR + 684	7.00%	4/30/2024	4,000,000	3,996,066	3,954,592
BlueMountain CLO XXV Ltd.	Series 2019-25A, Class ER	(4) (5) (8)	LIBOR + 725	7.25%	7/15/2036	4,000,000	4,000,000	4,000,000
CBAM CLO Management Ltd.	Series 2017-3A, Class ER	(4) (5) (8)	LIBOR + 711	7.24%	7/17/2034	4,000,000	3,960,000	3,960,000
CIFC Funding Ltd.	Series 2014-2RA, Class B2	(2) (4) (5) (8)	LIBOR + 569	5.87%	4/24/2030	3,500,000	3,421,741	3,352,107
Crown Point CLO 10 Ltd.	Series 2021-10A, Class E	(4) (5) (8)	LIBOR + 685	6.85%	7/20/2034	3,000,000	2,910,002	2,910,000
Dryden Senior Loan Fund	Series 2015-41A, Class ER	(2) (4) (5) (8)	LIBOR + 530	5.48%	4/15/2031	1,265,000	1,255,130	1,198,456
Dryden Senior Loan Fund CLO Ltd.	Series 2019-76A, Class E	(2) (4) (5) (8)	LIBOR + 706	7.25%	10/20/2032	2,000,000	1,843,167	2,003,808

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Collateralized Loan Obligations (22.6%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Elevation CLO Ltd.	Series 2021-13A, Class E	(4) (5) (8)	LIBOR + 695	7.10%	7/15/2034	$3,000,000	$2,940,003	$2,940,000
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(4) (5) (8)	LIBOR + 670	6.83%	7/20/2034	4,000,000	3,960,052	3,914,592
KKR Financial CLO Ltd.	Series 10, Class ER	(2) (4) (5) (8)	LIBOR + 650	6.62%	9/15/2029	3,000,000	2,960,800	2,944,701
Long Point Park CLO Ltd.	Series 2017-1A, Class D2	(2) (4) (5) (8)	LIBOR + 560	5.79%	1/17/2030	3,000,000	3,019,808	2,910,984
Madison Park Funding Ltd.	Series 2020-46A, Class E	(2) (4) (5) (8)	LIBOR + 765	7.83%	10/15/2031	1,000,000	981,772	1,003,930
Madison Park Funding Ltd.	Series 2020-47A, Class E	(2) (4) (5) (8)	LIBOR + 746	7.71%	1/19/2034	700,000	688,868	704,747
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (8)	LIBOR + 711	7.24%	4/23/2034	2,500,000	2,475,232	2,461,293
Octagon Investment Partners Ltd.	Series 2019-4A, Class E	(2) (4) (5) (8)	LIBOR + 680	6.97%	5/12/2031	1,000,000	982,163	992,679
OZLM Ltd.	Series 2014-8A, Class DRR	(2) (4) (5) (8)	LIBOR + 608	6.27%	10/17/2029	2,500,000	2,402,568	2,408,402
Regatta Funding Ltd.	Series 2018-4A, Class D	(2) (4) (5) (8)	LIBOR + 650	6.68%	10/25/2031	3,000,000	2,975,045	2,913,546
Sound Point CLO XXIII Ltd.	Series 2019-2A, Class ER	(2) (4) (5) (8)	LIBOR + 647	6.62%	7/15/2034	3,000,000	2,940,254	2,940,285
Sound Point CLO XXIX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (8)	LIBOR + 685	6.99%	4/25/2034	4,000,000	3,921,131	3,976,688
Symphony CLO Ltd.	Series 2015-16A, Class ER	(2) (4) (5) (8)	LIBOR + 610	6.28%	10/15/2031	2,000,000	1,991,701	1,954,344
Symphony CLO Ltd.	Series 2020-23A, Class E	(2) (4) (5) (8)	LIBOR + 765	7.83%	1/15/2034	2,300,000	2,256,599	2,314,727
Symphony CLO Ltd.	Series 2021-26A, Class ER	(2) (4) (5) (8)	LIBOR + 750	7.61%	4/20/2033	3,500,000	3,500,000	3,502,146
Trimaran Cavu Ltd.	Series 2021-1A, Class E	(2) (4) (5) (8)	LIBOR + 650	6.63%	4/23/2032	3,000,000	2,917,039	2,983,425
Voya CLO Ltd.	Series 2013-1A, Class DR	(2) (4) (5) (8)	LIBOR + 648	6.66%	10/15/2030	2,000,000	1,941,354	1,855,976
Voya CLO Ltd.	Series 2016-2A, Class DR	(2) (4) (5) (8)	LIBOR + 711	7.30%	7/19/2028	2,000,000	1,937,938	1,959,260
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (8)	LIBOR + 661	6.61%	4/20/2034	3,000,000	2,971,077	2,998,869
Wellfleet CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (8)	LIBOR + 690	7.09%	7/20/2032	5,000,000	4,967,335	4,941,715
West CLO Ltd.	Series 2014-2A, Class E	(2) (4) (5) (8)	LIBOR + 604	6.22%	1/16/2027	1,000,000	971,812	859,803
Collateralized Loan Obligations Total (Cost of $113,593,625)								$113,234,270

Investments—Common Stock (0.3%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	$21,552	$71,959
Internap Corporation	(3) (5) (9) (10)	High Tech Industries	5/8/2020	237,679	297,099	2,377
iQOR US, Inc.	(3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	769,669
Mailgun Technologies, Inc.	(5) (9) (10)	High Tech Industries	3/26/2019	21,186	21,186	39,168
Tank Holding Corporation	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	113,307	241,737
Unifrutti Investments Ltd. Golden Shares, Class A	(3) (5) (9) (10)	Beverage, Food & Tobacco	10/22/2020	167	136,807	113,495
Common Stock Total (Cost of $1,303,645)						$1,238,405

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Corporate Bonds (4.9%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (3.7%)
Air Canada Pass Through Trust Series 2020-2, Class B	(3) (8)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$1,385,259	$1,385,259	$1,536,897
British Airways Pass Through Trust, Series 2020-1, Class B	(3) (8)	Aerospace & Defense	8.38%	8.38%	11/15/2028	575,500	575,500	665,289
Cartiere Villa Lagarina S.p.A.	(3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€2,469,667	2,954,151	3,060,186
Cartitalia S.p.A	(3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€2,000,000	2,388,123	2,478,218
Tolentino S.p.A.	(3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€926,125	1,107,807	1,147,570
Party City Holdings, Inc.	(2) (3)	Retail	8.75%	8.75%	2/15/2026	750,000	750,000	800,625
Unifrutti Financing Plc	(2) (3) (5) (7)	Beverage, Food & Tobacco	7.50%, 1.00% PIK	8.50%	9/15/2026	€1,624,120	1,719,631	1,901,728
Unifrutti Financing Plc	(3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	€4,144,865	4,715,291	4,853,340
United Airlines, Inc.	(2) (3) (8)	Aerospace & Defense	4.38%	4.38%	4/15/2026	1,000,000	1,000,000	1,035,180
United Airlines, Inc.	(2) (3) (8)	Aerospace & Defense	4.63%	4.63%	4/15/2029	1,000,000	1,000,000	1,035,000
Secured Total (Cost of $17,595,762)								$18,514,033

Unsecured (1.2%)
Aretec Escrow Issuer, Inc.	(2) (3) (8)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	$4,000,000	$4,000,000	$4,111,280
Digicel International Finance Ltd.	(2) (3) (8)	Telecommunications	8.00%	8.00%	12/31/2026	48,337	28,104	47,370
Metis Merger Sub, LLC	(2) (3) (8)	Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,625,003
Unsecured Total (Cost of $5,678,104)								$5,783,653
Corporate Bonds Total (Cost of $23,273,866)								$24,297,686

Investments—Preferred Stock (2.2%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd., Series A5	(3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	4,786	$5,642,432	$5,632,822
Apex Group Ltd., Series A3	(3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	613	733,173	721,011
Apex Group Ltd., Series A1	(3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,362	1,595,480	1,602,379
Appriss Health, LLC	(5) (7)	Healthcare & Pharmaceuticals	11.00% PIK	11.00%	5/6/2021	128	124,160	124,160
Drilling Info Holdings, Inc., Series B 11Feb28	(5) (7)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2020	1,344,749	1,336,945	1,358,197
Unifrutti Investments Ltd.	(3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%	10/22/2020	540	472,083	480,174
Zippy Shell, Incorporated, Series A3	(5) (7) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	32,707	843,362	888,463
Preferred Stock Total (Cost of $10,747,635)								$10,807,206

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

Investments—Warrant (1.0%)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares	Cost	Fair Value
BLP Parent Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	18	$6,337	$155,609
BLP Parent Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	30	10,487	257,521
CP Developer S.a.r.l.	(5) (9) (10)	Hotel, Gaming & Leisure	5/24/2021	5/24/2031	0.095	2,093,085	2,036,578
Digital Intelligence Systems	(5) (9) (10)	Consumer Services	4/2/2021	4/2/2026	5,801	579,130	579,130
Moneygram International, Inc., Warrant Call Exp 26Jun29	(3) (9) (10)	Banking, Finance, Insurance & Real Estate	6/26/2019	6/26/2029	110,687	283,359	1,114,618
SEI Holding Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	30	10,745	263,840
SEI Holding Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	51	18,236	447,803
Warrant Total (Cost of $3,001,379)							$4,855,099

Total Investments, at Fair Value (Cost of $630,402,307) (1)					127.3%		$636,817,225
Net Other Assets (Liabilities)					(27.3)%		$(136,424,197)
Net Assets					100.0%		$500,393,028

(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of June 30, 2021 represented 127.3% of the Fund's net assets or 91.7% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings. See Note 6. Borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of June 30, 2021, the aggregate fair value of these securities is $464,428,657, or 72.9% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of June 30, 2021. Reference Rates are defined as follows:

EURIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 7. Commitments and Contingencies.
(7) Interest or dividend is paid-in-kind, when applicable.
(8) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $124,090,914 or 24.8% of the Fund's net assets at period end.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities and loans. As of June 30, 2021, the aggregate fair value of these securities is $6,981,967, or 1.4% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders as follows: Barnes & Noble, Inc. (1.83%), and Southern Graphics, Inc. (1.71%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2021

As of June 30, 2021, the industry composition of investments at fair value, excluding investments in Collateralized Loan Obligations which account for 22.6% of net assets, was as follows:

Industry	Fair Value	% of Net Assets
Software	$89,808,672	17.9%
Healthcare & Pharmaceuticals	68,958,116	13.8
Consumer Services	51,516,943	10.3
Banking, Finance, Insurance & Real Estate	46,316,250	9.3
Aerospace & Defense	34,313,735	6.9
High Tech Industries	28,998,337	5.8
Beverage, Food & Tobacco	28,930,487	5.8
Hotel, Gaming & Leisure	26,053,259	5.2
Energy: Oil & Gas	23,553,075	4.7
Containers, Packaging & Glass	23,134,956	4.6
Automotive	22,892,977	4.6
Business Services	13,825,579	2.8
Telecommunications	13,644,970	2.7
Retail	12,269,826	2.5
Commercial Services & Supplies	10,387,619	2.1
Capital Goods	8,208,238	1.6
Wholesale	6,575,528	1.3
Transportation: Cargo	4,360,139	0.9
Sovereign & Public Finance	3,879,726	0.8
Capital Equipment	2,760,937	0.6
Utilities	1,797,908	0.4
Media: Advertising, Printing & Publishing	1,395,678	0.3
Total	$523,582,955	104.9%

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2021

June 30, 2021
ASSETS
Investments, at fair value (cost $630,402,307)	$636,817,225
Cash and restricted cash	25,978,972
Cash and restricted cash denominated in foreign currencies (cost of $366,199)	364,915
Receivables and other assets:
Subscriptions receivable	23,291,539
Interest	5,164,813
Deferred financing costs	1,835,192
Adviser reimbursement	380,210
Investments sold (including paydowns)	282,354
Deferred offering costs	16,316
Prepaid expenses and other assets	131,653
Total assets	$694,263,189

LIABILITIES
Payables and other liabilities:
Secured borrowings	$136,525,371
Investments purchased	45,049,044
Income distribution payable	4,933,252
Redemptions payable	4,353,248
Incentive fees	1,419,788
Management fees	523,495
Interest payable on borrowings	464,343
Due to Investment Adviser	84,342
Distribution and shareholder service plan fees	14,486
Transfer agent fees	8,087
Trustees' compensation and expenses	6,162
Other	488,543
Total liabilities	193,870,161
Net Assets	$500,393,028

Commitments and Contingencies (Note 7)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$55,354
Additional paid-in capital	500,650,996
Accumulated deficit	(313,322)
Net Assets	$500,393,028

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2021

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$20,615,313	2,289,411	$9.00
Maximum offering price per share (net asset value plus sales charge of 3.00% of offering price)			$9.27
Class I Shares:
Net asset value and redemption price per share	$226,449,988	25,043,405	$9.04
Class L Shares:
Net asset value and redemption price per share	$403,227	44,825	$9.00
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)			$9.31
Class M Shares:
Net asset value and redemption price per share	$12,408,359	1,371,601	$9.05
Class N Shares:
Net asset value and redemption price per share	$240,134,436	26,687,462	$9.00
Class Y Shares:
Net asset value and redemption price per share	$381,705	42,400	$9.00

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2021

For the Six Months Ended June 30, 2021
Investment Income
Interest Income	$15,001,066
PIK Dividends	575,156
PIK Interest Income	1,380,583
Other Income	1,004,945
Total Investment Income	17,961,750

Expenses
Management fees	2,256,214
Incentive fees	2,374,249
Distribution and service plan fees:
Class A	31,964
Class L	2,392
Class M	27,529
Class Y	3,132
Transfer and shareholder servicing agent fees:
Class A	1,412
Class I	21,765
Class L	159
Class M	851
Class N	15,108
Class Y	468
Shareholder communications:
Class A	1,498
Class I	19,630
Class L	89
Class M	880
Class N	16,851
Class Y	223
Interest expense and fees on borrowings	830,898
Valuation fees	482,993
Legal, auditing and other professional fees	944,392
Custodian fees and expenses	187,502
Trustees' fees and expenses	61,282
Deal expenses	169,578
Other expenses	201,144
Total expenses	7,652,203
Less waivers and reimbursements of expenses	(805,052)
Expenses after waivers and reimbursements of expenses	6,847,151
Net Investment Income	11,114,599

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,950,986
Foreign currency on line of credit	(1,471,221)
Foreign currency transactions	(124,507)
Net realized gain	355,258
Net change in unrealized appreciation (depreciation) on:
Investment transactions	8,609,207
Foreign currency on line of credit	3,113,676
Foreign currency transactions	(37,364)
Net change in unrealized appreciation (depreciation)	11,685,519
Net Increase in Net Assets Resulting from Operations	$23,155,376

See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2021 and for the Year Ended December 31, 2020

	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Operations
Net investment income	$11,114,599	$12,420,069
Net realized gain (loss)	355,258	(7,140,539)
Net change in unrealized appreciation (depreciation)	11,685,519	3,563,625
Net increase in net assets resulting from operations	23,155,376	8,843,155

Dividends and/or Distributions to Shareholders
Class A	(429,964)	(76,046)
Class I	(6,562,055)	(9,734,901)
Class L	(32,115)	(198,827)
Class M (1)	(240,325)	(112,306)
Class N	(4,994,054)	(1,550,378)
Class Y	(88,177)	(682,956)
Total Dividends and/or Distributions to Shareholders	(12,346,690)	(12,355,414)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	15,258,689	4,211,594
Class I	64,909,516	51,342,826
Class L	(2,436,687)	1,485,228
Class M (1)	7,480,074	4,542,657
Class N	183,298,635	50,329,861
Class Y	(9,152,160)	1,769,445
Net increase in Beneficial Interest Transactions	259,358,067	113,681,611

Net Assets
Total increase	270,166,753	110,169,352
Beginning of period	230,226,275	120,056,923
End of period	$500,393,028	$230,226,275
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2021

Six Months Ended June 30, 2021
Cash Flows from Operating Activities
Net increase in net assets from operations	$23,155,376
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities, net of change in payable for investments purchased	(295,540,822)
Proceeds from disposition of investment securities (including paydowns), net of change in receivable for investments sold	14,595,096
Premium amortization	6,056
Discount accretion	(750,235)
Net realized gain	(355,258)
Net change in unrealized appreciation	(11,685,519)
Change in assets:
Decrease in other assets	264,356
Increase in interest receivable	(2,388,803)
Increase in deferred financing costs	(1,835,192)
Increase in adviser reimbursement	(93,572)
Decrease in deferred offering costs	4,701
Change in liabilities:
Increase in other liabilities	755,478
Net cash used in in operating activities	(273,868,338)

Cash Flows from Financing Activities
Proceeds from borrowings	222,487,259
Payments on borrowings	(156,550,575)
Proceeds from shares sold, net of subscriptions receivable	257,239,738
Payments on shares redeemed, net of redemptions payable	(20,288,162)
Cash distributions paid	(6,757,752)
Net cash provided by financing activities	296,130,508
Effect of exchange rate changes on cash	(1,633,092)
Net increase in cash and restricted cash	20,629,078
Cash, restricted cash and foreign currency, beginning balance	5,714,809
Cash, restricted cash and foreign currency, ending balance	$26,343,887

Supplemental information:
Reinvestment of dividends and distributions	$3,698,618
Cash paid for interest on borrowings	$831,707

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2021	Years Ended December 31,		Period Ended December 31, 2018 (1)
CLASS A		2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.71	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.27	0.68	0.73	0.20
Net realized and unrealized gain (loss)	0.32	(0.62)	(0.31)	(0.37)
Total from investment operations	0.59	0.06	0.42	(0.17)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.30)	(0.64)	(0.72)	(0.24)
Total Dividends and/or distributions to shareholders:	(0.30)	(0.64)	(0.72)	(0.24)
Net asset value, end of period	$9.00	$8.71	$9.29	$9.59
Total Return, at Net Asset Value (3)	6.78%	1.22%	4.48%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,615	$4,987	$781	$10
Average net assets (in thousands)	$12,805	$962	$429	$22,478
Ratios to average net assets (4):
Net investment income	6.05%	8.14%	7.69%	3.60%
Total expenses	4.92%	6.92%	12.40%	6.94%
Expenses after waivers and reimbursements of expenses (5)	4.49%	5.76%	6.84%	3.50%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.43%	3.16%	7.56%	5.69%
Interest expense and fees from borrowings	0.49%	1.15%	1.79%	0.41%
Distribution and shareholder service fees	0.50%	0.69%	0.83%	0.84%
Deal expenses and incentive fees (6)	1.50%	1.92%	2.22%	0.00%
Portfolio turnover rate	21%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.
(6)     Ratio is less than 0.005% for the period ended December 31, 2018.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30, 2021	Year Ended December 31,		Period Ended December 31, 2018 (1)
CLASS I		2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.74	$9.31	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.29	0.73	0.80	0.22
Net realized and unrealized gain (loss)	0.33	(0.60)	(0.28)	(0.36)
Total from investment operations	0.62	0.13	0.52	(0.14)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.32)	(0.70)	(0.79)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.32)	(0.70)	(0.79)	(0.28)
Net asset value, end of period	$9.04	$8.74	$9.31	$9.58
Total Return, at Net Asset Value (3)	7.13%	2.13%	5.48%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,450	$155,533	$108,714	$85,825
Average net assets (in thousands)	$183,188	$115,133	$110,187	$84,627
Ratios to average net assets (4):
Net investment income	6.52%	8.67%	8.31%	6.76%
Total expenses	4.41%	6.06%	7.33%	6.92%
Expenses after waivers and reimbursements of expenses (5)	3.96%	5.10%	5.84%	3.83%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.45%	2.96%	3.49%	5.16%
Interest expense and fees from borrowings	0.49%	1.19%	1.63%	0.51%
Deal expense and incentive fees	1.47%	1.91%	2.21%	1.25%
Portfolio turnover rate	21%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30, 2021	Year Ended December 31,		Period Ended December 31, 2018 (1)
CLASS L		2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.70	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.26	0.69	0.76	0.21
Net realized and unrealized gain (loss)	0.33	(0.62)	(0.31)	(0.37)
Total from investment operations	0.59	0.07	0.45	(0.16)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.29)	(0.66)	(0.75)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.29)	(0.66)	(0.75)	(0.25)
Net asset value, end of period	$9.00	$8.70	$9.29	$9.59
Total Return, at Net Asset Value (3)	6.75%	1.42%	4.79%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$403	$2,779	$1,421	$10
Average net assets (in thousands)	$1,031	$2,438	$721	$10
Ratios to average net assets (4):
Net investment income	5.96%	8.21%	8.00%	6.41%
Total expenses	5.08%	6.57%	9.12%	122.15%
Expenses after waivers and reimbursements of expenses (5)	4.42%	5.63%	6.53%	4.20%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.66%	2.94%	4.59%	119.98%
Interest expense and fees from borrowings	0.54%	1.21%	1.81%	0.51%
Distribution and shareholder service fees	0.47%	0.50%	0.48%	0.48%
Deal expense and incentive fees	1.41%	1.92%	2.24%	1.18%
Portfolio turnover rate	21%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS M	Six Months Ended June 30, 2021	Period Ended December 31, 2020 (1)
Per Share Operating Data
Net asset value, beginning of period	$8.74	$7.74
Income (loss) from investment operations:
Net investment income (2)	0.26	0.38
Net realized and unrealized gain	0.34	1.12
Total from investment operations	0.60	1.50
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.29)	(0.50)
Total Dividends and/or distributions to shareholders:	(0.29)	(0.50)
Net asset value, end of period	$9.05	$8.74
Total Return, at Net Asset Value (3)	6.75%	19.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,408	$4,704
Average net assets (in thousands)	$7,357	$2,053
Ratios to average net assets (4):
Net investment income	5.85%	7.10%
Total expenses	5.39%	6.62%
Expenses after waivers and reimbursements of expenses (5)	4.76%	5.27%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.63%	3.35%
Interest expense and fees from borrowings	0.50%	0.84%
Distribution and shareholder service fees	0.75%	0.76%
Deal expense and incentive fees	1.51%	1.67%
Portfolio turnover rate	21%	37.00%
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS N	Six Months Ended June 30, 2021	Year Ended December 31, 2020	Period Ended December 31, 2019 (1)
Per Share Operating Data
Net asset value, beginning of period	$8.70	$9.29	$9.72
Income (loss) from investment operations:
Net investment income (2)	0.29	0.71	0.58
Net realized and unrealized gain (loss)	0.33	(0.60)	(0.40)
Total from investment operations	0.62	0.11	0.18
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.32)	(0.70)	(0.61)
Total Dividends and/or distributions to shareholders:	(0.32)	(0.70)	(0.61)
Net asset value, end of period	$9.00	$8.70	$9.29
Total Return, at Net Asset Value (3)	7.16%	1.88%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,134	$52,879	$1,165
Average net assets (in thousands)	$136,394	$16,166	$295
Ratios to average net assets (4):
Net investment income	6.62%	8.43%	8.41%
Total expenses	4.50%	5.68%	12.44%
Expenses after waivers and reimbursements of expenses (5)	4.01%	4.79%	5.95%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.49%	2.89%	8.49%
Interest expense and fees from borrowings	0.49%	0.98%	1.72%
Deal expense and incentive fees	1.52%	1.81%	2.23%
Portfolio turnover rate	21%	37%	18%
(1) For the period from April 18, 2019 (inception of offering) through December 31, 2019.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30, 2021	Year Ended December 31,		Period Ended December 31, 2018 (1)
CLASS Y		2020	2019
Per Share Operating Data
Net asset value, beginning of period	$8.69	$9.27	$9.57	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.27	0.71	0.78	0.22
Net realized and unrealized gain (loss)	0.34	(0.61)	(0.31)	(0.37)
Total from investment operations	0.61	0.10	0.47	(0.15)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.30)	(0.68)	(0.77)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.30)	(0.68)	(0.77)	(0.28)
Net asset value, end of period	$9.00	$8.69	$9.27	$9.57
Total Return, at Net Asset Value (3)	7.00%	1.65%	5.08%	(1.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$382	$9,344	$7,976	$104
Average net assets (in thousands)	$2,791	$8,317	$4,852	$59
Ratios to average net assets (4):
Net investment income	6.17%	8.49%	8.17%	6.42%
Total expenses	4.93%	6.36%	7.95%	28.51%
Expenses after waivers and reimbursements of expenses (5)	4.18%	5.40%	6.25%	5.17%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.75%	2.96%	3.70%	25.35%
Interest expense and fees from borrowings	0.56%	1.22%	1.79%	0.68%
Distribution and shareholder service fees	0.23%	0.25%	0.24%	0.23%
Deal expense and incentive fees	1.39%	1.93%	2.22%	2.25%
Portfolio turnover rate	21%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
As of June 30, 2021

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, non-diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit (including private credit solutions, special situations and market dislocations); (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including liabilities secured by real assets). To a lesser extent, the Fund also may invest in distressed credit. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund began offering Class M shares effective May 15, 2020. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The unaudited interim financial statements have been prepared in accordance with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270 30e-1). Accordingly, certain disclosures accompanying the annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the interim periods presented have been included. These adjustments are of a normal, recurring nature. This Form N-CSR should be read in conjunction with the Fund's annual report on Form N-CSR for the year ended December 31, 2020. The results of operations of the six month period ended June 30, 2021 are not necessarily indicative of the operating results to be expected for the full year.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are broken out by class in the Consolidated Statement of Operations.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Restricted cash includes cash held on deposit in Cash Collateral Accounts that serve as collateral for the borrowings under the credit facilities and would be applied to the amounts owed under the credit facilities in an event of default (See Note 6). As of June 30, 2021, the Fund had a restricted cash balance of $14,161,112, which represents amounts that are collected by trustees who have been appointed as custodians of the assets securing certain of the Fund's financing transactions, and held for payment of interest expense and principal on the outstanding borrowings, or reinvestment into new assets. The Fund’s cash, cash equivalents and restricted cash are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of June 30, 2021, the fair value of the fixed income debt securities in the portfolio with PIK provisions was $61,939,813, which represents approximately 9.7% of the total investments at fair value. For the six month period ended June 30, 2021, the Fund earned $1,380,583 in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
The Fund has loans in its portfolio that are first lien/last out loans. The Fund may receive additional interest and/or discount from an agreement with other lenders on such positions and includes such income, calculated in accordance with the effective interest rate method, as interest income in the Consolidated Statement of Operations.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2021, all of the loans in the portfolio were performing and current on their interest payments.
Credit Facility Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings)
The SPV closed on a credit agreement with Société Générale on June 28, 2018 (the “SPV Credit Facility”), which was subsequently amended to include HSBC Bank USA, National Association as a lender. On May 5, 2021, the SPV terminated the credit facility with Société Générale and HSBC Bank USA, National Association and entered a loan and security agreement with JPMorgan Chase Bank (the “JPM Credit Facility”), which was subsequently amended to increase the commitment. The agreement provides the SPV with an asset-backed credit facility.
Interest expense and unused commitment fees on the credit facilities are recorded on an accrual basis. Unused commitment fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The JPM Credit Facility is recorded at carrying value, which approximates fair value.
Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.75% of a class’s average monthly net assets. The fees are included in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries. Fees incurred with respect to these services are detailed in the Consolidated Statement of Operations.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as PIK income. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Estimated dividends and distributions to shareholders of beneficial interest will accrue daily based on the day’s income and expense activity. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by DST Systems, Inc., the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency translation gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Recent Accounting Standards Updates
In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Company is currently evaluating the impact of adopting ASU 2020-04 on its consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of June 30, 2021.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the six month period ended June 30, 2021, there were transfers of $5,488,788 into Level 3 and $8,354,956 out of Level 3. Transfers into and out of Level 3 occurred due to the Fund’s policy to determine the fair value hierarchy based on available quoted prices in active markets.

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The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of June 30, 2021:

	As of June 30, 2021
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$153,384,335	$232,831,254	$386,215,589
Second Lien Debt	—	12,796,240	80,330,308	93,126,548
Unsecured	—	—	3,042,422	3,042,422
Collateralized Loan Obligations	—	—	113,234,270	113,234,270
Common Stock	—	—	1,238,405	1,238,405
Corporate Bonds
Secured	—	5,072,991	13,441,042	18,514,033
Unsecured	—	5,783,653	—	5,783,653
Preferred Stock	—	—	10,807,206	10,807,206
Warrants	—	1,114,618	3,740,481	4,855,099
Total	$—	$178,151,837	$458,665,388	$636,817,225
The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the six month period ended June 30, 2021
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrant	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$108,842,549	$60,019,431	$10,277,013	$43,650,987	$1,315,709	$10,312,628	$1,816,369	$61,713	$236,296,399
Purchases	139,784,106	26,475,297	367,674	75,457,050	—	2,893,764	8,949,712	2,672,215	256,599,818
Sales	(1,950,630)	(7,530,000)	—	(7,418,313)	—	—	—	—	(16,898,943)
Paydowns	(8,211,101)	(5,160,158)	(7,983,459)	—	—	—	—	—	(21,354,718)
Accretion of discount	371,287	97,838	2,687	78,178	—	25,959	—	—	575,949
Net realized gains (losses)	106,777	356,030	86,860	364,797	—	—	—	—	914,464
Net change in unrealized appreciation (depreciation)	1,260,684	1,565,620	291,647	1,101,571	(77,304)	208,691	41,125	1,006,553	5,398,587
Transfers into Level 3	982,538	4,506,250	—	—	—	—	—	—	5,488,788
Transfers out of Level 3	(8,354,956)	—	—	—	—	—	—	—	(8,354,956)
Balance, end of period	$232,831,254	$80,330,308	$3,042,422	$113,234,270	$1,238,405	$13,441,042	$10,807,206	$3,740,481	$458,665,388
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$1,467,550	$1,714,328	$221,524	$1,231,298	$(77,304)	$208,691	$41,125	$1,006,553	$5,813,765
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

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Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of June 30, 2021:

	Fair Value as of June 30, 2021	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$154,715,985	Income Approach	Discount Rate	5.9%	15.0%	8.6%
	78,115,269	Consensus Pricing	Indicative Quotes	50.0	115.0	103.6
Second Lien Debt	59,394,908	Income Approach	Discount Rate	6.4%	18.1%	11.3%
	20,935,400	Consensus Pricing	Indicative Quotes	97.5	101.0	98.4
Unsecured	3,042,422	Income Approach	Discount Rate	13.6%	13.6%	13.6%
Secured Corporate Bonds	13,441,042	Income Approach	Discount Rate	8.9%	11.7%	10.8%
Collateralized Loan Obligations	113,234,270	Consensus Pricing	Indicative Quotes	86.0	100.7	98.1
Common Stock	1,236,028	Market Approach	Comparable Multiple	6.98x	14.50x	8.03x
	2,377	Consensus Pricing	Indicative Quotes	0.01	0.01	0.01
Preferred Stock	9,794,583	Income Approach	Discount Rate	14.0%	17.1%	14.9%
	888,463	Market Approach	Comparable Multiple	16.00x	16.00x	16.00x
	124,160	Consensus Pricing	Indicative Quotes	970.0	970.0	970.0
Warrant	2,036,578	Consensus Pricing	Indicative Quotes	1,437,664.4	1,437,664.4	1,437,664.4
	1,703,903	Market Approach	Comparable Multiple	8.40x	12.00x	10.78x
Total Level 3 Investments	$458,665,388
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in first and second lien, and unsecured debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
Net Asset Value Valuation
The Fund calculates per share price for the beneficial interests of the Fund on a daily basis (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

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The Board of Trustees has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining fair valuation. Determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at least quarterly or more frequently, if necessary. The Adviser and the Board of Trustees are responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. RELATED PARTY TRANSACTIONS
Due to Adviser
In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of June 30, 2021, the Fund owes the Adviser $84,342 in deal expense reimbursements.
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.
The Original Investment Advisory Agreement was amended on September 30, 2019 (as amended, the “First Amended and Restated Investment Advisory Agreement”). On October 24, 2019, the First Amended and Restated Investment Advisory Agreement was further amended (as amended, the “Second Amended and Restated Investment Advisory Agreement”) to replace OC Private Capital, LLC with Carlyle Global Credit Investment Management L.L.C. as the investment adviser. The Second Amended and Restated Investment Advisory Agreement was further amended on April 1, 2020 (as amended, the “Investment Advisory Agreement”).
The base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end Managed Assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets). Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable, and the Adviser is entitled to receive 17.5% of the amount of pre-incentive fee net investment income after exceeding the “catch-up rate”.
Pursuant to the Investment Advisory Agreement, effective April 1, 2020, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached

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and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the six month period ended June 30, 2021, base management fees were $2,256,214 and incentive fees related to pre-incentive fee net investment income were $2,374,249.
As of June 30, 2021, $523,495 and $1,419,788 was included in management fees payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period ending April 30, 2022, with the option to renew annually, to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of June 30, 2021, the estimated amount subject to reimbursement by the Fund to the Adviser under the agreement was $5,093,243, of which $805,052 relates to waivers and reimbursements incurred during the current period.
The following table summarizes fees waived/reimbursed during the year ended June 30, 2021 and the amounts eligible for recovery as of June 30, 2021:

	For the Year Ended and As of June 30, 2021
	Fees Waived / Reimbursed	Eligible for Recovery
Class A	$27,052	$314,072
Class I	407,990	4,022,371
Class L	3,368	48,891
Class M	23,132	40,646
Class N	333,173	490,582
Class Y	10,337	176,681
Total	$805,052	$5,093,243
Amounts eligible for recovery at June 30, 2021 expire as follows: $1,135,119 for the period from July 1, 2021 to December 31, 2021, $1,777,212 in the year ended December 31, 2022, $1,375,860 in the year ended December 31, 2023, and $805,052 in the period ended June 30, 2024.
The Adviser has not recaptured any previously waived and/or reimbursed amounts during the six month period ended June 30, 2021.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Board of Trustees
The Fund’s Board of Trustees currently consists of four members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the six month period ended June 30, 2021, the Fund incurred $61,282 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of June 30, 2021, $6,162 in fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 18% of the Fund's total outstanding shares at period end. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
5. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

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Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular

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security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. These continued travel restrictions may prolong the global economic downturn. The absence or delay of viable treatment options or a widely available vaccine could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets. Some economists and major investment banks have expressed concerns that the continued spread of the virus globally could lead to a world-wide economic downturn.
Further, from an operational perspective, the Adviser’s investment professionals are currently working remotely. An extended period of remote work arrangements could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business. In addition, we are highly dependent on third party service providers for certain communication and information systems. As a result, we rely upon the successful implementation and execution of the business continuity planning of such providers in the current environment. If one or more of these third parties to whom we outsource certain

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

critical business activities experience operational failures as a result of the impacts from the spread of COVID-19, or claim that they cannot perform due to a force majeure, it may have a material adverse effect on our business, financial condition, results of operations, liquidity and cash flows.
Interest Rate Risk
As of June 30, 2021, on a fair value basis, approximately 8.6% of the Fund’s debt investments bear interest at a fixed rate and approximately 91.4% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR and EURIBOR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Payment-in-Kind (“PIK”) Interest Risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

Unitranche Loans

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Risks Associated with Changes in LIBOR
On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced that it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

immediately following the LIBOR publication on June 30, 2023. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. The ARRC has identified the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S.
The expected discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
In addition, if LIBOR ceases to exist, the Fund may need to renegotiate certain terms of the credit facilities. If the Fund is unable to do so, amounts outstanding under the credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our return on capital.
Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. The U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
6. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of June 30, 2021, asset coverage was 467%. The SPV is party to the JPM Credit Facility and, until its termination on May 5, 2021, the SPV was party to the SPV Credit Facility described below.
SPV Credit Facility
The SPV closed on the SPV Credit Facility on June 28, 2018. The SPV Credit Facility had a maturity date of June 28, 2021. On May 5, 2021, the SPV repaid all outstanding amounts under the SPV Credit Facility and the facility was terminated. The SPV Credit Facility provided for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $150,000,000 commitment and the borrowing base subject to the amount of restricted cash held at the Cash Collateral Accounts and the pledged assets. Borrowings under the SPV Credit Facility bore interest based on the applicable LIBOR base rate plus a spread between 1.40% and 1.85% per year depending on tenor and currency. The SPV was also required to pay an undrawn commitment fee of between 0.25% and 0.50% per year depending on the drawings under the SPV Credit Facility and a structuring commitment fee of 0.175% per year depending on the SPV Credit Facility’s commitment. Payments under the SPV Credit Facility were made monthly for interest and quarterly for commitment fees. The lenders had a first lien security interest on substantially all of the assets of the SPV.
JPM Credit Facility
The SPV closed on the JPM Credit Facility on May 5, 2021, which was subsequently amended on May 14, 2021. The maximum principal amount of the JPM Credit Facility is $250,000,000, subject to availability under the JPM Credit Facility, which is based on certain advance rates multiplied by the value of the SPV’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the SPV may incur in accordance with the terms of the JPM Credit Facility. Proceeds of the JPM Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The SPV may borrow amounts in U.S. dollars or

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

certain other permitted currencies. Amounts drawn under the JPM Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either the applicable benchmark plus an applicable spread of 2.05%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 2.05%. The Fund may elect either the applicable benchmark or the applicable base rate at the time of drawdown, and loans may be converted from one rate to another, subject to certain conditions. The SPV also pays a fee of 0.50% on undrawn amounts under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding. The reinvestment period under the JPM Credit Facility will terminate on May 5, 2024 and the JPM Credit Facility will mature on May 5, 2025. During the period from May 5, 2024 to May 5, 2025, the SPV will be obligated to make mandatory prepayments under the JPM Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the JPM Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the SPV. The JPM Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of June 30, 2021, the SPV was in compliance with all covenants and other requirements of the JPM Credit Facility.

The JPM Credit Facility consisted of the following as of June 30, 2021:

	June 30, 2021
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
JPM Credit Facility	$250,000,000	$136,525,371	$113,474,629	$60,844,805

(1) The unused portion is the Total Facility less Borrowings Outstanding, an amount upon which commitment fees are based depending on daily spot and contract rates for EUR and GBP.
(2) Available for borrowing is based on the computation of collateral to support the borrowings and is subject to compliance with applicable covenants and financial ratios.
As of June 30, 2021, $407,731 of interest expense and $56,612 of unused commitment fees were included in interest payable on borrowings.
During the six month period ended June 30, 2021, there were secured borrowings of $222,487,259 and repayments of $156,550,575 under the SPV Credit Facility and JPM Credit Facility. As of June 30, 2021, there were $136,525,371 in secured borrowings outstanding. For the six month period ended June 30, 2021, the weighted average interest rate was 1.87% and the average principal debt outstanding was $82,080,673.

For the six month period ended June 30, 2021, the SPV incurred $759,590 of interest expense and unused commitment fees and $71,308 of deferred financing costs.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

7. COMMITMENTS AND CONTINGENCIES
As of June 30, 2021, the Fund had unfunded commitments to fund delayed draw and revolving loans of $31,815,257 and $7,252,542, respectively. The unfunded loans’ fair value is included in the investments at fair value on the Consolidated Statement of Assets and Liabilities.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value

1-800-Pack-Rat LLC	Delayed Draw Term Loan	0.50%	$600,000	$(10,500)
Advanced Web Technologies Holding Company	Revolver	0.50%	410,464	4,187
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00%	1,149,299	11,723
American Physician Partners LLC	Revolver	0.50%	41,251	(337)
Applied Technical Services	Delayed Draw Term Loan	0.50%	988,142	(17,599)
Applied Technical Services	Revolver	0.50%	395,257	(7,040)
Appriss Health, LLC	Revolver	0.50%	888,889	(17,778)
Apptio, Inc.	Revolver	0.50%	106,509	799
Chemical Computing Group	Revolver	0.50%	135,379	(1,218)
Chudy Group, LLC	Delayed Draw Term Loan	1.00%	551,724	(8,272)
Chudy Group, LLC	Revolver	0.50%	137,931	(2,069)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00%	816,358	(245)
DG Investment Intermediate Holdings 2, Inc.	Delayed Draw Term Loan	3.75%	58,182	170
Diligent Corporation	Delayed Draw Term Loan	1.00%	351,500	6,046
Diligent Corporation	Revolver	0.50%	117,200	2,016
EPS NASS Parent, Inc.	Revolver	0.50%	67,797	(1,092)
EPS NASS Parent, Inc.	Delayed Draw Term Loan	1.00%	84,746	(1,364)
Fluid Flow Products, Inc.	Delayed Draw Term Loan	1.88%	480,000	—
Greenhouse Software, Inc.	Revolver	0.50%	735,294	(9,485)
Hampton Rubber Company	Delayed Draw Term Loan	3.50%	635,593	—
Hawkeye AcquisitionCo, LLC	Delayed Draw Term Loan	1.00%	1,119,949	(14,671)
Hawkeye AcquisitionCo, LLC	Revolver	0.50%	185,598	(2,431)
Helios Buyer, Inc.	Revolver	0.50%	344,594	3,401
Hercules Borrower LLC	Revolver	0.50%	719,954	8,279
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00%	1,098,266	13,179
Individual FoodService Holdings LLC	Delayed Draw Term Loan	1.00%	444,040	(1,110)
Individual FoodService Holdings LLC	Revolver	0.50%	376,744	(942)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	1.00%	3,497,455	34,625
LVF Holdings, Inc.	Delayed Draw Term Loan	1.00%	5,848,785	(116,976)
LVF Holdings, Inc.	Delayed Draw Term Loan	1.00%	1,400,906	(28,018)
LVF Holdings, Inc.	Revolver	0.50%	840,544	(16,811)
Mailgun Technologies, Inc.	Revolver	0.50%	134,191	(322)
Maverick Acquisition, Inc.	Delayed Draw Term Loan	1.00%	3,845,538	(76,911)
National Technical Systems, Inc.	Revolver	0.50%	173,340	589
OneDigital Borrower LLC	Delayed Draw Term Loan	5.25%	31,250	91
Pound Bidco, Inc.	Revolver	0.50%	996,678	15,449
Redwood Services Group, LLC	Delayed Draw Term Loan	1.00%	5,812,824	(28,483)
Sapphire Telecom, Inc.	Revolver	0.50%	361,534	(48,518)
Speedstar Holding Corporation	Delayed Draw Term Loan	1.00%	927,325	1,743
The Leaders Romans Bidco Ltd [1]	Delayed Draw Term Loan	1.56%	614,757	101,282
TLBFP LLC	Delayed Draw Term Loan	2.00%	1,090,909	(8,182)
Trump Card LLC	Revolver	0.50%	83,394	(642)
YLG Holdings, Inc.	Delayed Draw Term Loan	1.00%	367,709	2,758
Unfunded Commitments Total			$39,067,799	$(214,679)
(1) Par / Principal Amount is converted to USD using the GBP/USD of 1.16 on funding date

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
8. SHARES OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the six month period ended June 30, 2021 and the year ended December 31, 2020:

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
CLASS A
Sold	1,699,356	$15,102,584	534,263	$4,594,680
Dividends and/or distributions reinvested	21,031	188,225	5,156	42,929
Repurchased	(3,569)	(32,120)	(50,959)	(426,015)
Net increase (decrease)	1,716,819	$15,258,689	488,460	$4,211,594
CLASS I
Sold	7,756,067	$69,454,698	7,254,937	$61,574,448
Dividends and/or distributions reinvested	147,129	1,322,313	148,380	1,246,003
Repurchased	(656,862)	(5,867,495)	(1,287,044)	(11,477,625)
Net increase (decrease)	7,246,334	$64,909,516	6,116,273	$51,342,826
CLASS L
Sold	3,425	$30,000	156,314	$1,399,906
Dividends and/or distributions reinvested	93	833	10,188	85,322
Repurchased	(278,178)	(2,467,520)	—	—
Net increase (decrease)	(274,660)	$(2,436,687)	166,502	$1,485,228
CLASS M (1)
Sold	813,646	$7,299,989	533,536	$4,505,328
Dividends and/or distributions reinvested	20,025	180,086	10,448	89,999
Repurchased	—	—	(6,054)	(52,670)
Net increase (decrease)	833,671	$7,480,074	537,930	$4,542,657
CLASS N
Sold	20,957,959	$186,430,630	5,881,266	$49,714,614
Dividends and/or distributions reinvested	223,145	1,997,455	73,122	622,871
Repurchased	(572,493)	(5,129,450)	(890)	(7,624)
Net increase (decrease)	20,608,611	$183,298,635	5,953,498	$50,329,861
CLASS Y
Sold	53,645	$471,000	246,623	$2,059,615
Dividends and/or distributions reinvested	1,087	9,706	34,659	287,447
Repurchased	(1,087,221)	(9,632,866)	(66,463)	(577,617)
Net increase (decrease)	(1,032,489)	$(9,152,160)	214,819	$1,769,445
(1) For the six month period ended June 30, 2021 and the period from May 15, 2020 (inception of offering) through December 31, 2020.

The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares of beneficial interest ("Shares") at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange.
The following table summarizes the share repurchases completed during the six month period ended June 30, 2021:

Three months ended	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
March 31, 2021	176,007	$8.87	$1,561,890	1,906,251	5.00%	0.46%
June 30, 2021	484,862	$9.01	$4,366,676	2,773,955	5.00%	0.87%
Total	660,868		$5,928,567
9. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of June 30, 2021, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.
10. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of June 30, 2021.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. As of June 30, 2021, the Fund had filed tax returns and therefore is subject to examination.
The Fund’s taxable income for each period is an estimate and will not be finally determined until the Fund files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate. For the six month period ended June 30, 2021 the Fund made distributions of $12,346,690, in which the final tax character of income will be determined at year end.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments.

For the Period Ended June 30, 2021
Federal tax cost of securities	$630,400,450
Gross unrealized appreciation	$11,186,078
Gross unrealized depreciation	$(4,769,303)
Net unrealized appreciation (depreciation)	$6,416,775

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

11. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
Subsequent to June 30, 2021, the Fund had $96,454,136 in subscriptions through August 27, 2021. The Fund borrowed $62,000,000, £17,900,000, and €269,000 under the JPM Credit Facility to fund investments and voluntarily repaid $28,000,000 under the JPM Credit Facility.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS (Unaudited)

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	DST Systems, Inc.

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class Y	TAKYX

© 2021 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACSAR 08302021

Item 2. Code of Ethics

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants
Not applicable to semiannual reports.

Item 6. Schedule of Investments
(a)The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)Not applicable to semiannual reports.
(a)(2)Not applicable to semiannual reports.
(a)(3)Not applicable to semiannual reports.
(a)(4)Not applicable to semiannual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of June 30, 2021, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)Not applicable.
(b)Not applicable.

Item 13. Exhibits

(a)(1)Not applicable to semiannual reports.
(a)(2)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(3)Not applicable.
(a)(4)Not applicable.
(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: August 30, 2021

/s/ Peter Gaunt
By: Peter Gaunt
Principal Financial Officer
Date: August 30, 2021